UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D. C. 20549
                             _________

                             FORM 8-K

                          CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2005

                        GRAHAM CORPORATION
        (exact name of registrant as specified in Charter)


Delaware                        1-8462                      16-1194720
--------                        ------                      ----------
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of  Incorporation)                                           Identification
                                                             Number)

            20 Florence Avenue, Batavia, New York 14020
            -------------------------------------------
             (Address of principal executive offices)

Registrant's telephone number, including area code: (585) 343-2216
                                                    --------------

                                N/A
--------------------------------------------------------------------------
   (Former name or former address, if changed since last report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the
---   Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the
---   Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b)
---   under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c)
---   under the Exchange Act (17 CFR 240.13e-4(c))

 Item  1.01.  Entry Into A Material Definitive Agreement
              ------------------------------------------

     On January 19, 2005 Graham Corporation entered into an Indemnification Agreement ("Agreement") with its President and Chief Executive Officer, William C. Johnson. The Agreement is in the form previously approved by the Company's Board of Directors for the Company's officers and directors. It provides, within certain limitations, for indemnification of the President and CEO for acts and omissions in his capacity as an officer or director of the Company to the extent not covered by directors' and officers' liability insurance, including costs incurred for defending against claims relating to any such acts. A copy of the Agreement is filed herewith as Exhibit 10.1.





 (c)  Exhibits

      Exhibit Number           Description of Exhibits
      --------------           -----------------------
      10.1                     Indemnification Agreement dated January 19,
                               2005 between William C. Johnson and Graham
                               Corporation




                            SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   GRAHAM CORPORATION
                                   (Registrant)



Date:  January 25, 2005            By   /s/ J. Ronald Hansen
                                        ____________________
                                        J. Ronald Hansen
                                        Vice President - Finance
                                        & Administration and
                                        Chief Financial Officer

                              EXHIBIT INDEX

      Exhibit Number           Description of Exhibits
      --------------           -----------------------
      10.1                     Indemnification Agreement dated January 19,
                               2005 between William C. Johnson and Graham
                               Corporation
